EXHIBIT 10.4

AMENDMENT TO FACILITY AGREEMENTS

This Amendment to Facility Agreements (this “Amendment”) is hereby entered into as of December 28, 2012 by and between Array BioPharma Inc. (“Array”) and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. (“Deerfield”).

Array and Deerfield desire to amend that certain Facility Agreement dated May 15, 2009 (the “2009 Facility Agreement”) entered into by and between Array and Deerfield and that certain Facility Agreement dated April 29, 2008 (the “2008 Facility Agreement”) entered into by and between Borrower and Deerfield as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Section 5.2(d) of the 2009 Facility Agreement and Section 5.2(d) of the 2008 Facility Agreement are each hereby amended and replaced in their entirety with the following:
(d)    The Borrower shall not amend or grant any waiver of any term or condition of the Senior Debt or the documents evidencing the Senior Debt; provided, however, that the Borrower may not (i) extend the Comerica Loan Agreement beyond October 26, 2014 or (ii) increase the aggregate amount of the Credit Extensions (as such term is defined therein) in excess of a maximum aggregate principal amount of $15,000,000.
2.    Except as expressly modified herein, the 2009 Facility Agreement and the 2008 Facility Agreement shall be unmodified and remain in full force and effect.
3.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.
[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARRAY BIOPHARMA INC.

By:     /s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

DEERFIELD PRIVATE DESIGN FUND, L.P.
By: /s/ James E. Flynn
Name: James E. Flynn
Title: President
DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.
By: /s/ James E. Flynn
Name: James E. Flynn
Title: President